UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RICEBRAN TECHNOLOGIES
(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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important notice of availability of Proxy materials for the annual meeting of Shareholders of riCeBran teChnoLoGieS to Be held on: June 17, 2020 9:00 a.m. (central daylight time), 1330 Lake robbins Drive, Suite 250 the woodlands, texas 77380 The Board of Directors recommends that you vote "FOR" the following: 1. Election of Directors: Brent R. Rystrom Brent D. Rosenthal Peter G. Bradley Beth L. Bronner David Chemerow Ari Gendason 2. To approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 50,000,000 to 150,000,000. 3. To approve the amended and restated 2014 Equity Incentive Plan. 4. To approve, on a nonbinding advisory basis, the compensation of our named executive officers. 5. To ratify our appointment of RSM US LLP as our independent registered public accounting firm for fiscal year 2020. the BoarD oF DireCtorS reCommenDS a Vote “For" the eLeCtion oF aLL nomineeS anD "For" eaCh oF the other ProPoSaLS LiSteD. nomineeS: ComPanY nUmBer ComPanY nUmBer aCCoUnt nUmBer ControL nUmBer this communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request as instructed below before June 9, 2020. Please visit http://www.ricebrantech.com/investorrelations, where the following materials are available for view: • Notice of Annual Meeting of Shareholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report to Shareholders to reqUeSt materiaL: teLePhone: 888-757-7731 e-maiL: proxy2019@ricebrantech.com weBSite: http://www.ricebrantech.com/investorrelations to Vote: onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. in PerSon: You may vote your shares in person by attending the Annual Meeting of Shareholders. teLePhone: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. maiL: You may request a card by following the instructions above. The Board of Directors recommends that you vote "FOR" the following: 1. Election of Directors: Brent R. Rystrom Brent D. Rosenthal Peter G. Bradley Beth L. Bronner David Chemerow Ari Gendason 2. To approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 50,000,000 to 150,000,000. 3. To approve the amended and restated 2014 Equity Incentive Plan. 4. To approve, on a nonbinding advisory basis, the compensation of our named executive officers. 5. To ratify our appointment of RSM US LLP as our independent registered public accounting firm for fiscal year 2020. the BoarD oF DireCtorS reCommenDS a Vote “For" the eLeCtion oF aLL nomineeS anD "For" eaCh oF the other ProPoSaLS LiSteD. nomineeS: ComPanY nUmBer aCCoUnt nUmBer ControL nUmBer Please note that you cannot use this notice to vote by mail. 2. To approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 50,000,000 to 150,000,000. 3. To approve the amended and restated 2014 Equity Incentive Plan. 4. To approve, on a nonbinding advisory basis, the compensation of our named executive officers. 5. To ratify our appointment of RSM US LLP as our independent registered public accounting firm for fiscal year 2020. the BoarD oF DireCtorS reCommenDS a Vote “For" the eLeCtion oF aLL nomineeS anD "For" eaCh oF the other ProPoSaLS LiSteD.